Dreyfus New York Tax Exempt Bond Fund, Inc.

ANNUAL REPORT
May 31, 1999


[LION LOGO]

[Dreyfus Logo]

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND
--------------------------------------------
                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             16     Statement of Assets and Liabilities

                             17     Statement of Operations

                             18     Statement of Changes in Net Assets

                             19     Financial Highlights

                             20     Notes to Financial Statements

                             24     Report of Independent Auditors

                             25     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------
                                    Back Cover

                   Dreyfus New York    The Fund
         Tax Exempt Bond Fund, Inc.


LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sam Weinstock.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities generally provided good results relative to taxable U.S. Treasury securities over the past year. This was especially true during much of the second half of the reporting period. While prices of U.S. Treasury securities declined significantly over the first five months of 1999, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New York Tax Exempt Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

June 14, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Sam Weinstock, Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc.
perform during the period?

The fund produced a 4.47% total return over the 12-month period ended May 31, 1999,1 compared to a 3.52% total return for the average of the Lipper New York Municipal Debt Funds category.2

We attribute the fund's good relative performance to its focus on high-quality, intermediate-term municipal bonds -- issued by New York State, its municipalities and authorities -- that have what we believe to be attractive maturity, credit, yield and redemption characteristics. The fund also benefited from our emphasis on quality because, in the prevailing investment environment, lower-rated issues have remained expensive compared to securities with high credit ratings. In addition, highly rated securities tend to be more liquid, making them easier to buy and sell as market conditions change and giving the fund more flex ibility to react in a weak market.

What is the fund's investment approach?

The fund's goal is to seek a high level of triple tax-exempt income from a diversified portfolio of municipal bonds from New York issuers. We also seek to provide competitive total returns.

In pursuit of these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe potentially will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high current yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                                     The Fund  3

We also evaluate bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest rate levels. In other cases, we hold certain securities because of our belief that they potentially will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. Because investors feared that a stronger economy might reignite inflationary pressures, yields on longer-term bonds rose throughout the first half of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, New York and its municipalities have had less need to borrow. Yet, demand from investors seeking invest ment income free from federal, state and New York City income taxes has remained high. This imbalance between supply and demand helped municipal bond prices decline less than comparable U.S. Treasury bonds, as measured by major market indices and benchmarks, over the reporting period.

What is the fund's current strategy?

We have continued to adhere to the disciplined investment strategy that we have used for some time now, including the identification of tax-exempt bonds with attractive maturity, credit, yield and redemption characteristics. We have found such securities, in our opinion, primarily in intermediate-term municipal bonds. In our view, these bonds have represented better values than longer-term bonds because they have provided most of the tax-exempt yield with substantially less potential volatility. The total returns of these bonds have been favorable because of anticipated lower yields as maturities on these holdings shortened over time. Accordingly, we have structured the portfolio to emphasize municipal bonds with maturities of 13 to 18 years, which we believe is the range most likely to provide these advantages.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.
2 Source: Lipper Analytical Services, Inc.


                                                                  The Fund  5

FUND PERFORMANCE


[INSERT CHART PLOT POINTS]


$21,054
Lehman Brothers
Municipal Bond Index*

$19,589
Dreyfus New York Tax
Exempt Bond Fund, Inc.


Comparison of change in value of $10,000 investment in the fund and the Lehman Brothers Municipal Bond Index


----------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99
                     1 Year              5 Years             10 Years
----------------------------------------------------------------------
Fund                  4.47%               6.23%                6.96%

*  Source: Lehman Brothers

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers Municipal Bond Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments--97.9%                             Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York--93.2%
Allegheny County Industrial Development Agency, Civic Facility
  Revenue (Houghton College Civic Facility)
  5.25%, 1/15/2018                                                 2,750,000        2,687,520
Castle Rest Residential Health Care Facility, Health Care
  Revenue
  5.60%, 8/1/2017 (Insured; FHA)                                   1,700,000        1,751,034
Cohoes Industrial Development Agency, IDR
  (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank)
  (Prerefunded 5/1/2002)a                                          5,000,000        5,456,850
Erie County Industrial Development Agency,
  Life Care Community
  Revenue (Episcopal Church Home) 5.875%, 2/1/2018                11,000,000       10,938,510
Huntington Housing Authority, Senior Housing Facility
  Revenue
  (Gurwin Jewish Senior Residences) 6%, 5/1/2039                   3,750,000        3,720,000
Long Island Power Authority, Electric Power and Light
  System
    Revenue:
      5.25%, 12/1/2014 (Insured; FSA)                             13,000,000       13,468,650
      5.50%, 12/1/2029                                             5,000,000        5,059,050
Metropolitan Transportation Authority, Revenue:
  Commuter Facilities, Service Contract
    6%, 7/1/2016 (Insured; FGIC)                                   9,000,000        9,654,030
  Transit Facilities, Service Contract:
    7.125%, 7/1/2009                                               5,000,000        5,496,850
    5.125%, 7/1/2014 (Insured; FSA)                                  100,000          100,899
    6.625%, 7/1/2014 (Prerefunded 7/1/2002)a                       5,950,000        6,514,238
    6.65%, 7/1/2014 (Insured; FSA)b                                6,950,000        7,074,961
Monroe County Industrial Development Agency, Revenue
  (DePaul Community Facilities) 5.875%, 2/1/2028                   1,000,000          982,090
Municipal Assistance Corporation for City of New York,
  Revenue
  6%, 7/1/2005                                                    13,000,000       14,212,770
New York City:
  7.50%, 2/1/2003                                                  3,500,000        3,836,525
  5.20%, 8/1/2003                                                    170,000          176,866
  6.449%, 8/1/2003b                                                7,415,000        8,014,132
  5.30%, 8/1/2004                                                    170,000          178,243
  6.375%, 8/1/2004                                                16,000,000       17,188,960
  6.649%, 8/1/2004b                                                7,525,000        8,254,925
  6.50%, 3/15/2005                                                13,770,000       15,230,722

                                                                  The Fund  7

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
New York City (continued):
  5.45%, 8/1/2005                                                    160,000          169,245
  6.949%, 8/1/2005b                                                4,920,000        5,488,555
  7.50%, 2/1/2006                                                  2,900,000        3,180,227
  5.75%, 2/1/2007 (Insured; AMBAC)                                12,305,000       13,305,520
  6.25%, 2/15/2007                                                 2,215,000        2,410,806
  6.25%, 2/15/2007 (Prerefunded 2/15/2005)a                        3,160,000        3,506,494
  5.10%, Series A 8/1/2008                                           120,000          123,943
  5.10%, Series B 8/1/2008                                           130,000          134,272
  6.373%, Series A 8/1/2008b                                       4,430,000        4,721,140
  6.373%, Series B 8/1/2008b                                       7,300,000        7,779,756
  5.75%, 8/15/2008                                                 5,000,000        5,264,750
  5.20%, 8/1/2009                                                    120,000          124,456
  5.375%, 8/1/2009 (Insured; FGIC)                                 7,000,000        7,402,850
  6.25%, 8/1/2009                                                  9,845,000       10,792,089
  6.573%, 8/1/2009b                                                4,220,000        4,533,462
  6.50%, 8/15/2009                                                10,125,000       11,558,092
  5.25%, 8/1/2010                                                    130,000          133,970
  6.673%, 8/1/2010b                                                8,105,000        8,600,215
  6.25%, 8/1/2010                                                  9,400,000       10,304,280
  7%, 10/1/2010 (Prerefunded 10/1/2002)a                           3,860,000        4,290,506
  5.50%, 11/15/2010                                                1,110,000        1,166,577
  6.372%, 11/15/2010b                                              5,940,000        6,398,806
  3.65%, 8/1/2011                                                 18,775,000       19,888,733
  6%, 8/1/2011                                                     9,750,000       10,612,192
  6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002)a           3,950,000        4,284,881
  5.75%, 8/15/2011                                                 4,025,000        4,206,648
  5.75%, 8/15/2011 (Prerefunded 8/15/2003)a                        4,845,000        5,225,139
  5.75%, 2/1/2012                                                  3,000,000        3,173,400
  6.375%, 8/15/2012                                               10,365,000       11,373,825
  5%, 5/15/2013 (Insured; MBIA)                                    8,010,000        8,005,835
  5.25%, 8/1/2013                                                    200,000          202,422
  5.35%, 8/1/2013 (Insured; FGIC)                                 19,660,000       20,243,705
  6.50%, 8/1/2013b                                                 7,400,000        7,579,376
  5.875%, 8/15/2013                                                4,550,000        4,857,443
  6.85%, 10/1/2013                                                 5,000,000        5,452,850
  6%, 8/1/2014                                                     2,250,000        2,432,408
  5%, 8/1/2015 (Insured; FGIC)                                     4,275,000        4,221,049
  5.875%, 2/1/2016                                                 2,500,000        2,668,350
  5.25%, 8/1/2017                                                  3,500,000        3,481,485
  6%, 8/1/2017                                                     3,000,000        3,234,810
  7%, 2/1/2020                                                     8,840,000        9,562,847
  7.50%, 8/1/2021 (Prerefunded 8/1/2002)a                          4,800,000        5,381,568
  5.875%, 8/1/2024                                                16,000,000       17,027,360
  6.125%, 8/1/2025                                                12,250,000       13,388,637

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
New York City Health and Hospital Corp., Health System
  Revenue
    5.25%, 2/15/2017                                               3,000,000        2,942,130
New York City Housing Development Corp., MFHR
  5.625%, 5/1/2012                                                14,025,000       14,845,883
New York City Industrial Development Agency:
  IDR:
    (Brooklyn Navy Yard Cogen Partners):
      6.20%, 10/1/2022                                             2,750,000        3,043,590
      5.65%, 10/1/2028                                            10,500,000       10,657,290
      5.75%, 10/1/2036                                             9,000,000        9,229,230
    (Field Hotel Association LP) 6%, 11/1/2028                    13,525,000       13,588,703
  Special Facilities Revenue (1990 American Airlines Inc.
    Project) 5.40%, 7/1/2020                                       9,000,000        9,050,400
New York City Municipal Water Finance Authority, Water
  and Sewer Systems Revenue:
    5.625%, 6/15/2011                                             16,000,000       16,788,000
    7%, 6/15/2015 (Prerefunded 6/15/2001)a                         5,655,000        6,067,250
    5.625%, 6/15/2019                                             17,335,000       17,923,350
    6.20%, 6/15/2021 (Insured; AMBAC)                              9,700,000       10,483,178
    5.75%, 6/15/2029                                              41,000,000       43,352,170
State of New York:
  5.625%, 8/15/2009                                               15,000,000       16,069,050
  5.70%, 8/15/2011                                                 4,500,000        4,761,225
  6.125%, 11/15/2011                                               3,130,000        3,386,754
  5.80%, 10/1/2013                                                 4,715,000        5,042,645
  5.875%, 3/15/2014                                                3,000,000        3,198,960
  5.50%, 7/15/2016                                                11,165,000       11,597,979
New York State Dormitory Authority, Revenues:
  (City University Systems):
    5.25%, 7/1/2008 (Insured; FGIC)                                  200,000          210,854
    6.811%, 7/1/2008 (Insured; FGIC)b                              4,900,000        5,431,846
    5.35%, 7/1/2009 (Insured; FGIC)                                  200,000          212,076
    7.011%, 7/1/2009 (Insured; FGIC)b                              3,950,000        4,427,002
    7.50%, 7/1/2010 (Insured; FGIC)                                5,000,000        6,062,650
    5.375%, 7/1/2014 (Insured; FGIC)                               6,500,000        6,671,145
    5.50%, 7/1/2016 (Insured; AMBAC)                              24,000,000       24,804,960
    5.625%, 7/1/2016 (Insured; FGIC)                               9,120,000        9,807,557
    5.625%, 7/1/2019                                              11,550,000       11,988,207
  Court Facilities Lease Revenues 5.625%, 5/15/2013                5,000,000        5,142,450
  Health, Hospital and Nursing Home:
    (Bronx / Lebanon Hospital):
      5.20%, 2/15/2013                                                60,000           60,668
      6.75%, 2/15/2013b                                            6,400,000        6,542,720

                                                                  The Fund  9

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
  Health, Hospital and Nursing Home (continued):
    (Center for Nursing) 5.45%, 8/1/2017                           2,110,000        2,138,928
    (Frances Schervier Home) 5.50%, 7/1/2017
      (Insured; AGIC)                                              4,000,000        4,069,520
    (Interfaith Medical Center):
      5.375%, 2/15/2013                                            4,580,000        4,657,997
      5.375%, 2/15/2015                                            5,065,000        5,097,365
    (Lakeside/Beikirch Nursing Home)
      6%, 2/1/2037 (Insured; FHA)                                  5,000,000        5,298,700
    (Menorah Campus):
      5.95%, 2/1/2017 (Insured; FHA)                               3,000,000        3,160,950
      6.10%, 2/1/2037 (Insured; FHA)                               8,500,000        9,111,830
    (Mental Health Services Facilities):
      5.125%, 2/15/2012 (Insured; MBIA)                            4,365,000        4,418,384
      5.125%, 2/15/2013 (Insured; MBIA)                            2,560,000        2,582,272
      5.125%, 8/15/2014 (Insured; MBIA)                            2,500,000        2,512,925
    (North Shore University Hospital at Forest Hills):
      5.50%, 11/1/2013 (Insured; MBIA)                             2,625,000        2,790,638
      5.50%, 11/1/2014 (Insured; MBIA)                             1,000,000        1,062,700
  (New York Medical College) 6.875%, 7/1/2021
    (Insured; FGIC)                                               19,310,000       21,312,833
  (New York University):
    5.75%, 7/1/2016 (Insured; MBIA)                                2,300,000        2,506,264
    6%, 7/1/2017 (Insured; MBIA)                                   3,500,000        3,906,665
  (State University Educational Facilities):
    5.875%, 5/15/2011                                             20,000,000       21,796,400
    7.50%, 5/15/2011                                               3,750,000        4,510,688
    5.50%, 5/15/2013                                              10,000,000       10,575,400
    5.50%, 5/15/2013 (Insured; FGIC)                               6,035,000        6,445,259
    7.375%, 5/15/2014                                             12,945,000       13,631,344
  (Upstate Community Colleges)
    5%, 7/1/2013 (Insured; AMBAC)                                  6,305,000        6,341,695
New York State Energy Research and Development Authority,
  Electric Facilities Revenue:

    (Consolidated Edison Co. Project) 7.125%, 12/1/2029           13,000,000       14,766,570
    (Long Island Lighting Company Project):
      7.15%, 9/1/2019                                              8,930,000        9,869,257
      6.90%, 8/1/2022                                              1,715,000        1,863,193
      6.90%, 8/1/2022 (Prerefunded 1/21/2003)a                     1,295,000        1,437,295
      5.30%, 8/1/2025                                              5,200,000        5,066,724
New York State Environmental Facilities Corp.,
  State Water Pollution Control Revolving Fund Revenue
  (New York City Municipal Water Finance Authority Project):
    6.875%, 6/15/2010 (Prerefunded 6/15/2001)a                    13,800,000       14,928,840

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
New York State Environmental Facilities Corp.,
  State Water Pollution Control Revolving Fund Revenue
  (New York City Municipal Water Finance Authority
  Project) (continued):
    6.875%, 6/15/2010                                              2,540,000        2,734,285
    7.25%, 6/15/2010 (Prerefunded 6/15/2001)a                     15,500,000       16,875,005
    7.25%, 6/15/2010                                                 565,000          612,929
    7%, 6/15/2012 (Prerefunded 6/15/2001)a                        21,105,000       22,882,885
    7%, 6/15/2012                                                    555,000          598,118
New York State Housing Finance Agency, Revenue:
  Health Facilities 6%, 5/1/2008                                  10,000,000       10,841,400
  Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                13,120,000       14,181,933
  Insured Multi-Family Mortgage 7%, 8/15/2022                      4,495,000        4,829,563
  Multi-Family Housing Second Mortgage
    6.95%, 8/15/2024 (Insured; FHA)                                2,825,000        2,972,493
  Service Contract Obligation:
    5.375%, 9/15/2011                                             13,520,000       13,742,539
    5.50%, 9/15/2018                                              15,625,000       16,013,750
New York State Local Government Assistance Corp.:
  5%, 4/1/2013 (Insured; FGIC)                                       100,000          100,553
  6.38%, 4/1/2013 (Insured; FGIC)b                                 3,700,000        3,740,922
  6%, 4/1/2024                                                    17,005,000       18,267,791
New York State Medical Care Facilities Finance Agency,
  Revenue:
  FHA Insured Mortgage:
    (Montefiore Medical Center)
      5.75%, 2/15/2015 (Insured; AMBAC)                            8,750,000        9,162,213
    (New York Hospital) 6.50%, 8/15/2029
      (Insured; AMBAC)                                            12,000,000       13,574,160
  Hospital and Nursing Home FHA Insured Mortgage:
    6.125%, 2/15/2015                                             13,270,000       14,233,933
    (Saint Joseph's and Bayley Seton Hospital)
      6.45%, 2/15/2009                                             5,860,000        6,401,581
    (Saint Luke's and Waterfront Nursing Homes):
      6.85%, 2/15/2012 (Insured; FHA)                              5,300,000        5,764,545
      6.85%, 2/15/2012
        (Insured; FHA) (Prerefunded 2/15/2002)a                      625,000          682,319
  Insured Long Term Health Care 6.45%, 11/1/2010
    (Insured; FSA)                                                10,875,000       11,828,955
  Mental Health Services:
    5.375%, 8/15/2013 (Insured, FGIC)                              4,900,000        5,040,189
    Custodial Receipts 5.375%, 2/15/2014 (Insured; FGIC)          15,000,000       15,372,150
  Mental Health Services Facilities Improvement
    6%, 2/15/2025 (Insured; MBIA)
      (Prerefunded 2/15/2005)a                                    8,710,000         9,633,521

                                                                  The Fund  11

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
New York State Mortgage Agency, Homeowner Mortgage,
  Revenue:
  5.10%, 10/1/2007                                                   150,000          154,604
  6.55%, 10/1/2007b                                                  860,000          912,787
  5.40%, 10/1/2010                                                   160,000          165,131
  7.15%, 10/1/2010b                                                1,380,000        1,468,513
  5.55%, 10/1/2012                                                   190,000          197,125
  7.45%, 10/1/2012b                                                2,405,000        2,585,423
  6%, 4/1/2017                                                     6,000,000        6,389,400
  6.60%, 10/1/2019                                                     5,000            5,393
  9.68%, 10/1/2019b                                                5,340,000        6,179,768
  6%, 10/1/2022                                                    5,000,000        5,287,200
  6.20%, 10/1/2026                                                   100,000          107,008
  8.879%, 10/1/2026b                                              14,000,000       15,962,240
  5.80%, 10/1/2028                                                 9,000,000        9,541,890
  5.85%, 10/1/2028                                                10,000,000       10,520,900
  5.40%, 4/1/2029                                                 10,000,000       10,049,200
New York State Power Authority, Revenue and General
  Purpose
  6.625%, 1/1/2012 (Prerefunded 1/1/2002)a                         6,490,000        7,055,084
New York State Thruway Authority, Revenues:
  Highway and Bridge Trust Fund 5.50%, 4/1/2015
    (Insured; MBIA)                                               15,800,000       16,311,288
  Local Highway and Bridge Service Contract:
    5.50%, 4/1/2004                                                  250,000          262,805
    7.173%, 4/1/2004b                                              3,875,000        4,271,955
    5%, 4/1/2006                                                     250,000          256,758
    6.173%, 4/1/2006b                                             10,660,000       11,236,280
    6%, 4/1/2011                                                   5,000,000        5,455,100
    6%, 4/1/2012                                                   6,195,000        6,758,869
    5.75%, 4/1/2013 (Insured; MBIA)                                7,185,000        7,833,374
    5.75%, 4/1/2016                                               35,950,000       37,842,049
New York State Urban Development Corp.:
  Lease Revenue (Correctional Capital Facilities):
    5.25%, 1/1/2010 (Insured; AMBAC)                               5,000,000        5,203,850
    5.25%, 1/1/2011 (Insured; AMBAC)                               4,000,000        4,135,040
    5.25%, 1/1/2012 (Insured; AMBAC)                               3,500,000        3,599,400
    5.25%, 1/1/2013 (Insured; AMBAC)                               3,660,000        3,750,914
    5.50%, 1/1/2016                                               8,385,000         8,577,436
    5.625%, 1/1/2017                                              10,240,000       10,570,138
  Local or Guaranteed Housing 5.50%, 7/1/2016
    (Insured; FHA)                                                13,250,000       13,694,405
  State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                20,000,000       21,487,600

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
Orange County Industrial Development Agency,
  Life Care Community Revenue (Glen Arden Inc. Project)
  5.70%, 1/1/2028                                                  4,600,000        4,516,372
Port Authority of New York and New Jersey:
  (Consolidated Bond 93rd Series) 6.125%, 6/1/2094                15,000,000       16,986,150
  (Consolidated Bond 99th Series):
    5.90%, 11/1/2012 (Insured; FGIC)                               6,840,000        7,245,270
    6%, 11/1/2013 (Insured; FGIC)                                  5,810,000        6,189,393
  (Consolidated Bond 125th Series):
    5%, 12/1/2010                                                    155,000          156,476
    6%, 12/1/2010b                                                 3,750,000        3,821,400
    5.25%, 12/1/2012                                                 455,000          461,980
    6.50%, 12/1/2012b                                              3,000,000        3,092,040
  Special Obligation Revenue (JFK International
    Air Terminal-6):
      6.25%, 12/1/2014 (Insured; MBIA)                            10,000,000       11,390,100
      5.75%, 12/1/2022 (Insured; MBIA)                            24,000,000       25,266,720
Scotia Housing Authority, Housing Revenue
  (Coburg Village Inc. Project):
    6.15%, 7/1/2028                                                3,880,000        3,901,418
    6.20%, 7/1/2038                                               13,000,000       13,071,500
Suffolk County Industrial Development Agency, IDR
  (Nissequogue Cogen Partners Facility)
    5.30%, 1/1/2013                                                2,250,000        2,248,808
    5.50%, 1/1/2023                                                3,500,000        3,515,295
Tompkins County Industrial Development Agency, Civic Facility
  Revenue (Ithacare Center Project) 6.20%, 2/1/2037
  (Insured; FHA)                                                   6,000,000        6,489,900
Triborough Bridge and Tunnel Authority,
  General Purpose Revenues:
    5%, 1/1/2014                                                   5,000,000        5,074,950
    5.30%, 1/1/2017                                                9,185,000        9,296,781
United Nations Development Corporation, Revenue:
  Senior Lien:
    5.10%, 7/1/2008                                                  130,000          130,034
    6.422%, 7/1/2008b                                              1,480,000        1,480,799
    5.20%, 7/1/2009                                                  130,000          130,036
    6.622%, 7/1/2009b                                              1,695,000        1,695,949
    5.40%, 7/1/2014                                                  120,000          120,012
    7.022%, 7/1/2014b                                                565,000          565,124
    5.60%, 7/1/2026                                                7,000,000        7,023,660

                                                                  The Fund  13

----------------------------------------------------------------------------------------------
                                                                   Principal
Long-Term Municipal Investments (continued)                        Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
New York (continued)
United Nations Development Corporation, Revenue (continued):
  Subordinated Lien:
    7.022%, 7/1/2014b                                              1,315,000        1,312,133
    5.40%, 7/1/2014                                                  120,000          119,994
Watervliet Housing Authority, Residential Housing Revenue
  (Beltrone Living Center Project) :
    6%, 6/1/2028                                                   1,800,000        1,801,134
    6.125%, 12/1/2038                                              6,800,000        6,760,968
Yonkers Industrial Development Agency, Civic Facilities Revenue
  (Saint Joseph's Hospital):
    6.15%, Series A 3/1/2015                                       1,000,000          992,500
    6.15%, Series C 3/1/2015                                       3,500,000        3,473,750
U.S. Related--4.7%
Commonwealth of Puerto Rico, Public Improvement:
  5.50%, 7/1/2010 (Insured; FSA)                                     500,000          539,860
7/1/2010b,c                                                        4,800,000        5,565,312
  5.50%, 7/1/2012 (Insured; MBIA)                                  8,000,000        8,607,920
  5.50%, 7/1/2013 (Insured; MBIA)                                  3,000,000        3,227,490
  5.25%, 7/1/2014 (Insured; MBIA)                                  1,000,000        1,048,430
  Zero Coupon, 7/1/2015 (Insured; MBIA)                            5,000,000        2,272,850
  5.25%, 7/1/2015 (Insured; MBIA)                                  4,000,000        4,165,760
  6%, 7/1/2026                                                     5,000,000        5,623,150
Puerto Rico Aqueduct and Sewer Authority, Revenue
  10.25%, 7/1/2009                                                13,750,000       18,312,663
Puerto Rico Highway and Transportation Authority,
  Highway Revenue:
    6%, 7/1/2022                                                   9,500,000       10,567,705
    5%, 7/1/2036                                                   6,000,000        5,788,980
Puerto Rico Public Buildings Authority, Public Education and
  Health Facilities, Lease Revenue
  5.75%, 7/1/2015 (Guaranteed; Commonwealth of
  Puerto Rico)                                                     4,250,000        4,492,080
Virgin Islands Public Finance Authority, Revenue
  (Senior Lien) 5.50%, 10/1/2015                                   5,000,000        5,067,000
----------------------------------------------------------------------------------------------
Total Investments (cost $1,474,298,509)                                97.9%    1,568,669,862

Cash and Receivables (Net)                                              2.1%       33,443,049

Net Assets                                                           100.00%    1,602,112,911

----------------------------------------------------------------------------------------
Summary of Abbreviations

AGIC      Asset Guaranty Insurance Company       IDR      Industrial Development Revenue
AMBAC     American Municipal Bond Assurance      LOC      Letter of Credit
            Corporation                          MBIA     Municipal Bond Investors
FGIC      Financial Guaranty Insurance Company              Assurance Insurance
FHA       Federal Housing Administration                    Corporation
FSA       Financial Security Assurance           MFHR     Multi-Family Housing Revenue

----------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's     or    Standard & Poor's            Value (%)
----------------------------------------------------------------------------------------
AAA                       Aaa               AAA                              36.2
AA                        Aa                AA                               11.4
A                         A                 A                                35.3
BBB                       Baa               BBB                               9.3
Not Ratedd                Not Ratedd        Not Ratedd                        7.8
                                                                            100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security-the interest rate is subject to change periodically.
c Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, this security amounted to $5,565,312 or approximately .3% of net assets.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

                                                                  The Fund  15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

----------------------------------------------------------------------------------------------
                                                                        Cost            Value
----------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments        1,474,298,509    1,568,669,862
Cash                                                                                6,680,259
Receivable for shares of Common Stock subscribed                                       73,750
Interest receivable                                                                27,686,598
Prepaid expenses                                                                      121,506
                                                                                1,603,231,975
----------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                         823,499
Payable for shares of Common Stock redeemed                                            12,000
Accrued expenses                                                                      283,565
                                                                                    1,119,064
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                  1,602,112,911
----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                 1,496,934,459
Accumulated undistributed investment income--net                                      629,536
Accumulated net realized gain (loss) on investments                                10,177,563
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                           94,371,353
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                  1,602,112,911
----------------------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.01 par value Common Stock authorized)                    104,893,503
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                 15.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

----------------------------------------------------------------------------------------------
Investment Income ($):
----------------------------------------------------------------------------------------------
Interest Income                                                                    91,027,648
Expenses:
Management fee--Note 3(a)                                                           9,906,017
Shareholder servicing costs--Note 3(b)                                              2,185,109
Custodian fees                                                                        103,484
Directors' fees and expenses--Note 3(c)                                                60,065
Professional fees                                                                      44,081
Prospectus and shareholders' reports                                                   39,758
Registration fees                                                                      31,882
Loan commitment fees--Note 2                                                            7,968
Interest expense--Note 2                                                                5,164
Miscellaneous                                                                          51,886
Total Expenses                                                                     12,435,414
Less--reduction in management fee due to undertaking--Note 3(a)                       (90,536)
Net Expenses                                                                       12,344,878
Investment Income--Net                                                             78,682,770
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions          14,895,176
Net unrealized appreciation (depreciation) on investments                         (20,662,130)
Net Realized and Unrealized Gain (Loss) on Investments                             (5,766,954)
Net Increase in Net Assets Resulting from Operations                               72,915,816

See notes to financial statements.


                                                                  The Fund  17

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------
                                                                         Year Ended May 31,
                                                               --------------------------------
                                                                        1999             1998
-----------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                            78,682,770        81,611,592
Net realized gain (loss) on investments                           14,895,176        19,763,787
Net unrealized appreciation (depreciation)
  on investments                                                 (20,662,130)       50,902,492
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       72,915,816       152,277,871
-----------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                           (78,484,913)      (81,414,282)
Net realized gain on investments                                 (14,454,384)      (15,301,748)
Total Dividends                                                  (92,939,297)      (96,716,030)
-----------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                    397,489,518       703,593,539
Dividends reinvested                                              65,752,265        67,930,411
Cost of shares redeemed                                         (513,298,230)     (857,579,387)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                     (50,056,447)      (86,055,437)
Total Increase (Decrease) in Net Assets                          (70,079,928)      (30,493,596)
-----------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                            1,672,192,839     1,702,686,435
End of Period                                                  1,602,112,911     1,672,192,839
Undistributed investment income--net                                 629,536           431,679
-----------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                       25,567,907        45,942,093
Shares issued for dividends reinvested                             4,224,063         4,418,815
Shares redeemed                                                  (33,021,965)      (55,942,685)
Net Increase (Decrease) in Shares Outstanding                     (3,229,995)       (5,581,777)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

---------------------------------------------------------------------------------------------
                                                          Year Ended May 31,
                                       ------------------------------------------------------
                                            1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                                15.47      14.97      14.64      15.19      15.06
Investment Operations:
Investment income--net                       .74        .75        .76        .79        .84
Net realized and unrealized gain
  (loss) on investments                     (.06)       .63        .41       (.51)       .23
Total from Investment Operations             .68       1.38       1.17        .28       1.07
Distributions:
Dividends from investment
  income--net                               (.74)      (.74)      (.76)      (.79)      (.84)
Dividends from net realized gain
  on investments                            (.14)      (.14)      (.08)      (.04)      (.08)
Dividends in excess of net realized
  gain on investments                         --         --         --         --       (.02)
Total Distributions                         (.88)      (.88)      (.84)      (.83)      (.94)
Net asset value, end of period             15.27      15.47      14.97      14.64      15.19
---------------------------------------------------------------------------------------------
Total Return (%)                            4.47       9.36       8.14       1.84       7.55
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                         .75        .73        .74        .71        .72
Ratio of net investment income
  to average net assets                     4.77       4.86       5.10       5.24       5.70
Decrease reflected in above expense
  ratios due to undertakings by
  the Manager                                .01        .00*        --         --         --
Portfolio Turnover Rate                    20.77      35.86      74.46      81.93      49.03
---------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                          1,602,113  1,672,193  1,702,686  1,698,678  1,879,197

* Amount represents less than .01%
See notes to financial statements.

                                                                  The Fund  19

NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended May 31, 1999, was approximately $87,700, with a related weighted average annualized interest rate of 5.89%.

                                                                  The Fund  21

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken, from June 1, 1998 through May 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $90,536 during the period ended May 31, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $1,500,901 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $475,646 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege. During the period ended May 31, 1999, redemption fees retained by the fund amounted to $3,452.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $339,234,290 and $388,513,862, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $94,371,353, consisting of $97,015,328 gross unrealized appreciation and $2,643,975 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund  23

REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Directors
Dreyfus New York Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
July 1, 1999

IMPORTANT TAX INFORMATION (Unaudited)


In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

  --the fund hereby designates $.1311 per share as a long-term capital gain distribution of the $.1363 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


                                                                  The Fund  25

               For More Information


                     Dreyfus
                     New York Tax Exempt
                     Bond Fund, Inc.
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


(C) 1999, Dreyfus Service Corporation                  980AR995